SOFTKEY INTERNATIONAL INC.

                                    AND

                    STATE STREET BANK AND TRUST COMPANY,
                                 as Trustee


                        FIRST SUPPLEMENTAL INDENTURE
                        Dated as of November 22, 1995

                                   to

                                INDENTURE
                       Dated as of October 16, 1995





               FIRST SUPPLEMENTAL INDENTURE dated as of November 22, 1995, between SOFTKEY INTERNATIONAL INC., a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a
     Massachusetts banking corporation (the "Trustee").

                           W I T N E S S E T H :

               WHEREAS, the Company and the Trustee have heretofore executed and delivered a certain indenture dated as of October 16, 1995 (the "Indenture"), pursuant to which 5 1/2% Senior Convertible Notes Due 2000 (the "Notes") in an aggregate principal amount not to exceed $402,500,000 have been issued;

               WHEREAS, Section 11.1(i) of the Indenture provides, among other things, that, without the consent of the holders of the Notes (each a "Noteholder; holder"), the Company and the Trustee, when authorized by Board Resolutions and the Trustee, may enter into an indenture supplemental to the Indenture to modify, eliminate or add to the provisions of the Indenture to allow for the issuance of one or more global Notes, in addition to the global Note provided for therein, representing beneficial interests in Notes issued outside the United States in reliance on Regulation S under the Securities Act, with such transfer restrictions and legends as are consistent with such Regulation, and to add provisions relating to the exchange and transfer of beneficial interests in any Note or Notes represented by any such global Note or Notes, any definitive Note and any global Note referred to in Section 2.5(b) thereof;

               WHEREAS, the Company and the Trustee join in the execution of this First Supplemental Indenture for the purpose of amending certain provisions of the Indenture as hereinafter set forth;

               WHEREAS, the execution and delivery of this First
     Supplemental Indenture has been authorized by Board Resolutions and the Trustee; and

               WHEREAS, all conditions precedent and requirements necessary to make this First Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been complied with, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

               NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE
     WITNESSETH:

               For and in consideration of the premises and intending to be legally bound hereby, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Notes, as follows:

                               ARTICLE I.
                               AMENDMENTS

               SECTION 1.1. Section 1.1 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

               Cedel:  The term "Cedel" means Cedel, S.A.

               Closing Date:  The term "Closing Date" means
          October 23, 1995.

               DWAC: The term "DWAC" means Deposit and Withdrawal At Custodian Service.

               Euroclear: The term "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

               global Note: The term "global Note" means any and all notes in global form.

               Regulation S: The term "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

               Regulation S Global Note:  The term "Regulation S
          Global Note" shall have the meaning specified in Section
          2.2.

               Restricted Global Note: The term "Restricted Global Note" shall have the meaning specified in Section 2.2.

               Restricted Period: The term "Restricted Period" shall have the meaning specified in Section 2.2.

               SECTION 1.2. The first paragraph of Section 2.2 of the Indenture is hereby amended by deleting the last sentence thereof and adding the following paragraphs thereafter:

                    "Notes initially offered and sold in reliance on Rule 144A shall be issued in the form of one or more permanent global Notes (the "Restricted Global Note") in definitive, fully registered form without interest coupons, substantially in the form of Exhibit B hereto, with the legends in substantially the form indicated in Exhibit B hereto and such other legends as may be applicable thereto, which Restricted Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee or the authenticating agent as provided herein.

                    Notes offered and sold outside the United States in reliance on Regulation S may be evidenced in the form of one or more permanent global Notes (the "Regulation S Global Note") in definitive, fully registered form without interest coupons, substantially in the form of Exhibit C hereto, with the legend in substantially the form set forth in Exhibit C hereto and such other legends as may be applicable thereto, which Regulation S Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee or an authenticating agent as provided herein, for credit to the accounts of the respective depositaries for Euroclear and Cedel (or such other accounts as they may direct). Prior to or on the 40th day after the later of the commencement of the offering of the Notes and the Closing Date (the "Restricted Period"), beneficial interests in the Regulation S Global Note may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear and Cedel acting for and on behalf of them, unless delivery is made through the Restricted Global Note in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Note may be exchanged for interests in the Restricted Global Note or for definitive Notes only in accordance with the certification requirements described in Section 2.5 below."

               SECTION 1.3. Each of the last paragraph of Section 2.2 of the Indenture, the first paragraph of Section 2.3 of the Indenture and the first paragraph of Section 2.4 of the Indenture is hereby amended by deleting the phrase "Exhibits A and B" therein in its entirety and substituting the phrase "Exhibits A, B and C".

               SECTION 1.4. Section 2.5(b) of the Indenture is hereby amended by deleting the first paragraph in its entirety and substituting the following:

          "So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Notes to be traded on the PORTAL Market shall be represented by the Restricted Global Note registered in the name of the Depositary or the nominee of the Depositary.
          The transfer and exchange of beneficial interests in any global Note, which does not involve the issuance of a definitive Note or the transfer of interests to another global Note, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. Neither the Trustee nor the Custodian (in such respective capacities) will have any responsibility for the transfer and exchange of beneficial interests in such global Note that does not involve the issuance of a definitive Note or the transfer of interests to another global Note."

               SECTION 1.5. (a) The first paragraph of Section 2.5(c) of the Indenture is hereby amended by (i) deleting the phrase "together with a certification from the transferor that the transferee is a QIB" in its entirety and substituting the phrase "together with a certificate in the form of Exhibit E hereto from the transferor that the transferor reasonably believes the transferee is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction" and (ii) deleting the phrase "the Note in global form" in its entirety wherever it appears therein and substituting the phrase "the Restricted Global Note".

               (b) Section 2.5(c) of the Indenture is hereby amended by adding the following paragraphs after the first paragraph thereof:

                    "So long as the Notes are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Note in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Note or Notes being so transferred, together with a certificate in the form of Exhibit E hereto from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee shall make or direct the Custodian to make, an endorsement on the Regulation S Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Regulation S Global Note, the Trustee shall cancel such definitive Note or Notes and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Regulation S Global Note to be increased accordingly.

                    If a holder of a beneficial interest in the Restricted Global Note wishes at any time to exchange its interest in the Restricted Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Restricted Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Trustee, as transfer agent of (1) instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Note, directing the Trustee (via DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit D given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of such Restricted Global Note.

                    If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Restricted Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Restricted Global Note. Upon receipt by the Trustee, as transfer agent of (l) instructions given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Note directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate in the form of Exhibit E given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Restricted Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver (via
          DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 2.5(b)(iii) will no longer apply to such exchanges and transfers.

                    If a holder of a definitive Note wishes at any time to exchange its Note for a beneficial interest in any global Note (or vice versa), or to transfer its definitive Note to a person who wishes to take delivery thereof in the form of a beneficial interest in a global Note (or vice versa), such Notes and beneficial interests may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of the two preceding paragraphs (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144, Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Company and the Trustee.

                    Any beneficial interest in one of the global Notes that is transferred to a person who takes delivery in the form of an interest in the other global Note will, upon transfer, cease to be an interest in such global Note and become an interest in the other global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other global Note for as long as it remains such an interest."

               (c) The second paragraph of Section 2.5(c) of the Indenture is hereby amended by adding the phrase "or with Regulation S" after the phrase "or required to comply with any applicable law or any regulation thereunder".

               SECTION 1.6. (a) The second paragraph of Section 2.5(d) of the Indenture is hereby amended by adding after the first reference to "Note" therein the parenthetical phrase "(other than any Note represented by the Regulation S Global
     Note)".

               (b) Section 2.5(d) of the Indenture is hereby amended by adding after the last paragraph therein the following:

                    "The Company and the Trustee may for all purposes,
               including the making of payments due on the Notes, deal with the Depositary as the authorized representative of the Noteholders for the purposes of exercising the rights of Noteholders hereunder. The rights of the owner of any beneficial interest in a global Note shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; provided, that no such agreement shall give any rights to any person against the Company or the Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of, the Depositary as holder of notes in book entry form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of notes in excess of those held in the name of the Depositary or its nominee."

               (c)  The fourth, fifth, sixth and eighth paragraphs of
     Section 2.5(d) of the Indenture are hereby amended by changing every reference therein to a global "Note" in singular form to a reference to global "Notes" in plural form and every reference therein to "a Note in global form" to "global Notes".

               SECTION 1.7. (a) The first paragraph of Section 2.5(e) of the Indenture is hereby amended by adding after the first reference to "Note" therein the parenthetical phrase "(other than any Note represented by the Regulation S Global
     Note)".

               SECTION 1.8.  Exhibit B of the Indenture is hereby
     amended by deleting Exhibit B in its entirety and substituting the following:

                 EXHIBIT B - FORM OF RESTRICTED GLOBAL NOTE

                           [FORM OF FACE OF NOTE]

     No. A-1                                        $_________________
                                                     CUSIP 83402NAA7

                         SOFTKEY INTERNATIONAL INC.

                  5 1/2% Senior Convertible Note Due 2000

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS RESTRICTED GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH SOFTKEY INTERNATIONAL INC. (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
          ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE
          (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

               SOFTKEY INTERNATIONAL INC., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to
     _________________________________________________________________
     _________________________________________________________________
     ______, or registered assigns, the principal sum of
     _________________________________________________________________
     _________________________________________________________________
     _______________ Dollars (subject to adjustment as set forth in the next paragraph hereof) on November 1, 2000, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 1 and November 1 of each year, commencing May 1, 1996, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Restricted Global Note, from the May 1 or November 1, as the case may be, next preceding the date of this Restricted Global Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Restricted Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from October 23, 1995, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any April 15 or October 15, as the case may be, and before the following May 1 or November 1 other than October 15, 1995, this Restricted Global Note shall bear interest from such May 1 or November 1, respectively; provided, however, that if the Company shall default in the payment of interest due on such May 1 or November 1, then this Restricted Global Note shall bear interest from the next preceding May 1 or November 1 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from October 23, 1995. The interest so payable on any May 1 or November 1 will be paid to the person in whose name this Restricted Global Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the April 15 or October 15 (whether or not a Business Day) next preceding such May 1 or November 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person.

               The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or definitive Notes or exchanges of interests in the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note or conversions or redemptions of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary, (i) exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or definitive Notes, (ii) exchanges of interests in the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note, (iii) conversions or redemptions of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or definitive Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

               Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Restricted Global Note the right to convert this Restricted Global Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Restricted Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

               This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

               IN WITNESS WHEREOF, the Company has caused this Restricted Global Note to be duly executed under its corporate seal.
                                   SOFTKEY INTERNATIONAL INC.

                                   By:
                                      Name:
                                      Title:


     Dated:_________________________
     Attest:
     ______________________________
                Secretary


                  [FORM OF CERTIFICATE OF AUTHENTICATION]

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Notes described in the within-named indenture.

                                   STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee

                                   By:

                                            Authorized Officer
                                         As Authenticating Agent
                                       (if different from Trustee)

                                   By:

                                            Authorized Officer

                [FORM OF REVERSE OF RESTRICTED GLOBAL NOTE]

                         SoftKey International Inc.

                  5 1/2% Senior Convertible Note Due 2000

               This Restricted Global Note is one of a duly authorized issue of Notes of the Company, designated as its 5 1/2% Senior Convertible Notes Due 2000 (herein called the "Notes"), limited to the aggregate principal amount of $402,500,000 all issued or to be issued under and pursuant to an Indenture dated as of October 16, 1995 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

               In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to redeem the Notes at the option of the holders upon the occurrence of a Change of Control or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company or a default in respect of a covenant or provision of the Indenture which under Article XI thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Restricted Global Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Restricted Global Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Restricted Global Note or such other Notes.

               No reference herein to the Indenture and no provision of this Restricted Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Restricted Global Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

               Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

               The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

               The Notes will not be redeemable at the option of the Company prior to November 2, 1998. On or after such date and prior to maturity the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to the date fixed for redemption.

               If redeemed during the 12-month period beginning:

                           Date             Percentage

                   November 2, 1998           102.2%
                   November 1, 1999           101.1%

     and 100% at November 1, 2000; provided that if the date fixed for redemption is a May 1 or November 1, then the interest payable on such date shall be paid to the holder of record on the next preceding April 15 or October 15, respectively.

               If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company purchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

               Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Notes and prior to the close of business on November 1, 2000, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day next preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Restricted Global Note or portion thereof to be converted by the conversion price of $53.00 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Restricted Global Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Restricted Global Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Restricted Global Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest through the close of business on the Business Day next preceding the following interest payment date, this Restricted Global Note (unless it or the portion being converted shall have been called for redemption on a date in such period) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

               Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

               Upon due presentment for registration of transfer of this Restricted Global Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Restricted Global Note (whether or not this Restricted Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Restricted Global Note.

               No recourse for the payment of the principal of or any premium or interest on this Restricted Global Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               Terms used in this Restricted Global Note and defined in the Indenture are used herein as therein defined.


                               ABBREVIATIONS

               The following abbreviations, when used in the inscription of the face of this Restricted Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common         UNIF GIFT MIN ACT -
                                             __________________   Custodian
                                                  (Cust)
     TEN ENT - as tenants by the             __________________ under
               entireties                        (Minor)
     JT TEN -  as joint tenants with
               right of survivorship        Uniform Gifts to
               and not as tenants in        Minors Act _____________________
               common                                     (State)

                Additional abbreviations may also be used
                      though not in the above list.


                        [FORM OF CONVERSION NOTICE]

                           CONVERSION NOTICE

     To: SoftKey International Inc.

     The undersigned registered owner of this Restricted Global Note hereby irrevocably exercises the option to convert this Restricted Global Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Restricted Global Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Restricted Global Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Restricted Global Note.

     Dated: _________________________

     _________________________________

     __________________________________
     Signature(s)

     Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

     _________________________________________
     Signature Guarantee



     Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

     _______________________________________
     (Name)

     _______________________________________
     (Street Address)

     _______________________________________
     (City, State and Zip Code)

     Please print name and address

     Principal amount to be converted (if less than all) $____________

     ________________________________



                     [FORM OF OPTION TO ELECT REPAYMENT
                         UPON A CHANGE OF CONTROL]

     To:  SoftKey International Inc.

               The undersigned registered owner of this Restricted Global Note hereby irrevocably acknowledges receipt of a notice from SoftKey International Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Restricted Global Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Restricted Global Note, together with accrued interest to such date, to the registered holder hereof.

     Dated:____________________________

     _________________________________

     __________________________________
     Signature(s)

     __________________________________
     Social Security or Other Taxpayer
     Identification Number

     Principal amount to be repaid (if less than all):
     $________________________



                            [FORM OF ASSIGNMENT]

               For value received                            hereby
     sell(s), assign(s) and transfer(s) unto
     (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and
     appoints                                  attorney to transfer
     the said Note on the books of the Company, with full power of substitution in the premises.

               In connection with any transfer of the within Note (or any issuance of shares of Common Stock upon conversion of the within Note) occurring prior to the third anniversary of the date of original issuance of such Note, the undersigned confirms that such Note (or shares of Common Stock, as the case may be) are being transferred:

          ( )  To SoftKey International Inc. or a subsidiary thereof;
               or

          ( ) Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

          ( ) To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          ( ) Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

          ( ) Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

               Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes (or such shares of Common Stock, as the case may be) in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes (or such shares of Common Stock, as the case may be) if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

               In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee (i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby, and
     (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.


     Dated:__________________________

     ________________________________

     _________________________________
     Signature(s)

     Signature(s) must be guaranteed
     by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

     _________________________________
     Signature Guarantee

     NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.



                                 SCHEDULE A

                           SCHEDULE OF EXCHANGES

          The initial principal amount of this Restricted Global Note is U.S. $_____________. The following additions to principal, redemptions, exchanges of a part of this Restricted Global Note for an interest in the Regulation S Global Note or definitive Note and conversions into Common Shares have been made:

                                 Principal
                                   Amount
                                 Redeemed,
                  Principal    Exchanged for
                 Amount Added   Interest in
                     on             the
                 Exchange of   Regulation S      Remaining
    Date of      Interest in    Global Note      Principal
  Addition to        the       or Definitive      Amount
   Principal,    Regulation S     Notes or     Outstanding      Notation
  Redemption,    Global Note     Converted       Following     Made by or
  Exchange or   or Definitive   into Common        such       on behalf of
   Conversion       Notes          Shares       Transaction   the Trustee



               SECTION 1.9. The Exhibits to the Indenture are amended by adding the following "EXHIBIT C", "EXHIBIT D" and "EXHIBIT E" in the appropriate alphabetical order at the end of "EXHIBIT B":

                EXHIBIT C - FORM OF REGULATION S GLOBAL NOTE

                           [FORM OF FACE OF NOTE]

     No. C-1                                        $_________________
                                                     CUSIP U83395AA8

                         SOFTKEY INTERNATIONAL INC.

                  5 1/2% Senior Convertible Note Due 2000

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS REGULATION S GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS REGULATION S GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               SOFTKEY INTERNATIONAL INC., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to
     _________________________________________________________________
     _________________________________________________________________
     ______, or registered assigns, the principal sum of
     _________________________________________________________________
     _________________________________________________________________
     _______________ Dollars (subject to adjustment as set forth in the next paragraph hereof) on November 1, 2000, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 1 and November 1 of each year, commencing May 1, 1996, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Regulation S Global Note, from the May 1 or November 1, as the case may be, next preceding the date of this Regulation S Global Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Regulation S Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from October 23, 1995, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any April 15 or October 15, as the case may be, and before the following May 1 or November 1 other than October 15, 1995, this Regulation S Global Note shall bear interest from such May 1 or November 1, respectively; provided, however, that if the Company shall default in the payment of interest due on such May 1 or November 1, then this Regulation S Global Note shall bear interest from the next preceding May 1 or November 1 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from October 23, 1995. The interest so payable on any May 1 or November 1 will be paid to the person in whose name this Regulation S Global Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the April 15 or October 15 (whether or not a Business
     Day) next preceding such May 1 or November 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person.

               The aggregate principal amount of this Regulation S Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or definitive Notes or exchanges of interests in the Restricted Global Note or definitive Notes for a part of this Regulation S Global Note or conversions or redemptions of a part of this Regulation S Global Note or cancellations of a part of this Regulation S Global Note or transfers of interests in the Restricted Global Note or definitive Notes in return for a part of this Regulation S Global Note or transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Regulation S Global Note to the contrary, (i) exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or definitive Notes, (ii) exchanges of interests in the Restricted Global Note or definitive Notes for a part of this Regulation S Global Note, (iii) conversions or redemptions of a part of this Regulation S Global Note, (iv) cancellations of a part of this Regulation S Global Note, (v) transfers of interests in the Restricted Global Note or definitive Notes in return for a part of this Regulation S Global Note and (vi) transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or definitive Notes may be effected without the surrendering of this Regulation S Global Note, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Regulation S Global Note resulting therefrom or as a consequence thereof.

               Reference is made to the further provisions of this Regulation S Global Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Regulation S Global Note the right to convert this Regulation S Global Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Regulation S Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

               This Regulation S Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

               IN WITNESS WHEREOF, the Company has caused this Regulation S Global Note to be duly executed under its corporate seal.

                                   SOFTKEY INTERNATIONAL INC.

                                   By:
                                      Name:
                                      Title:

     Dated:__________________

     Attest:

     ________________________
                Secretary



                  [FORM OF CERTIFICATE OF AUTHENTICATION]

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Notes described in the within-named indenture.

                                   STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee

                                   By:
                                            Authorized Officer
                                         As Authenticating Agent
                                       (if different from Trustee)

                                   By:
                                            Authorized Officer

               [FORM OF REVERSE OF REGULATION S GLOBAL NOTE]

                         SoftKey International Inc.

                  5 1/2% Senior Convertible Note Due 2000

               This Regulation S Global Note is one of a duly authorized issue of Notes of the Company, designated as its 5 1/2% Senior Convertible Notes Due 2000 (herein called the "Notes"), limited to the aggregate principal amount of $402,500,000 all issued or to be issued under and pursuant to an Indenture dated as of October 16, 1995 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

               In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to redeem the Notes at the option of the holders upon the occurrence of a Change of Control or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company or a default in respect of a covenant or provision of the Indenture which under Article XI thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Regulation S Global Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Regulation S Global Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Regulation S Global Note or such other Notes.

               No reference herein to the Indenture and no provision of this Regulation S Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Regulation S Global Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

               Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

               The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

               The Notes will not be redeemable at the option of the Company prior to November 2, 1998. On or after such date and prior to maturity the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to the date fixed for redemption.

               If redeemed during the 12-month period beginning:

                           Date             Percentage

                   November 2, 1998           102.2%
                   November 1, 1999           101.1%

     and 100% at November 1, 2000; provided that if the date fixed for redemption is a May 1 or November 1, then the interest payable on such date shall be paid to the holder of record on the next preceding April 15 or October 15, respectively.

               If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company purchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

               Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Notes and prior to the close of business on November 1, 2000, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day next preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Regulation S Global Note or portion thereof to be converted by the conversion price of $53.00 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Regulation S Global Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Regulation S Global Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Regulation S Global Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest through the close of business on the Business Day next preceding the following interest payment date, this Regulation S Global Note (unless it or the portion being converted shall have been called for redemption on a date in such period) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

               Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

               Upon due presentment for registration of transfer of this Regulation S Global Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Regulation S Global Note (whether or not this Regulation S Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Regulation S Global Note.

               No recourse for the payment of the principal of or any premium or interest on this Regulation S Global Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               Terms used in this Regulation S Global Note and defined in the Indenture are used herein as therein defined.


                               ABBREVIATIONS

               The following abbreviations, when used in the inscription of the face of this Regulation S Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common         UNIF GIFT MIN ACT - ______________
                                            Custodian          (Cust)
     TEN ENT - as tenants by the            __________________ under
               entireties                        (Minor)
     JT TEN -  as joint tenants with
               right of survivorship        Uniform Gifts to
               and not as tenants in        Minors Act ________________________
               common                                     (State)

                     Additional abbreviations may also be used
                           though not in the above list.


                            [FORM OF CONVERSION NOTICE)

                                 CONVERSION NOTICE

     To: SoftKey International Inc.

               The undersigned registered owner of this Regulation S Global Note hereby irrevocably exercises the option to convert this Regulation S Global Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Regulation S Global Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Regulation S Global Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Regulation S Global Note.

     Dated: ________________________

     _____________________________________

     _____________________________________
     Signature(s)

     Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

     _________________________________________
     Signature Guarantee



     Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

     _______________________________________
     (Name)

     _______________________________________
     (Street Address)

     _______________________________________
     (City, State and Zip Code)

     Please print name and address

                                   Principal amount to be converted
                                   (if less than all) $____________

                                   ________________________________



                     [FORM OF OPTION TO ELECT REPAYMENT
                         UPON A CHANGE OF CONTROL]

     To:  SoftKey International Inc.

               The undersigned registered owner of this Regulation S Global Note hereby irrevocably acknowledges receipt of a notice from SoftKey International Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Regulation S Global Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Regulation S Global Note, together with accrued interest to such date, to the registered holder hereof.

     Dated:_______________




                                   Signature(s)


                                   Social Security or Other Taxpayer
                                   Identification Number

                                   Principal amount to be repaid (if less
                                   than all): $________________________



                            (FORM OF ASSIGNMENT)

               For value received                            hereby
     sell(s), assign(s) and transfer(s) unto
     (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and
     appoints                                  attorney to transfer
     the said Note on the books of the Company, with full power of substitution in the premises.

               In connection with any transfer of the within Note (or any issuance of shares of Common Stock upon conversion of the within Note) occurring prior to the third anniversary of the date of original issuance of such Note, the undersigned confirms that such Note (or shares of Common Stock, as the case may be) are being transferred:

          ( )  To SoftKey International Inc. or a subsidiary thereof;
               or

          ( ) Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

          ( ) To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          ( ) Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

          ( ) Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

               Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes (or such shares of Common Stock, as the case may be) in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes (or such shares of Common Stock, as the case may be) if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

               In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee (i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby, and
     (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.



     Dated: __________________________

     _________________________________

     _________________________________
     Signature(s)

     Signature(s) must be guaranteed
     by an eligible Guarantor Institution
     (banks, stock brokers, savings and loan
     associations and credit unions) with
     membership in an approved signature
     guarantee medallion program pursuant to
     Securities and Exchange Commission Rule
     17Ad-15.

     ______________________________________
     Signature Guarantee

     NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.



                                 SCHEDULE A

                           SCHEDULE OF EXCHANGES

               The initial principal amount of this Regulation S Global Note is U.S.$ _____________. The following additions to principal, redemptions, exchanges of a part of this Regulation S Global Note for an interest in the Restricted Global Note, definitive Note and conversions into Common Shares have been made:

                                 Principal
                                   Amount
                                 Redeemed,
                  Principal    Exchanged for
                 Amount Added   Interest in
                     on             the
                 Exchange of     Restricted      Remaining
    Date of      Interest in    Global Note      Principal
  Addition to        the       or Definitive      Amount
   Principal,     Restricted      Notes or     Outstanding      Notation
  Redemption,    Global Note     Converted       Following     Made by or
  Exchange or   or Definitive   into Common        such       on behalf of
   Conversion        Note          Shares       Transaction   the Trustee




                                                                   EXHIBIT D

                        FORM OF TRANSFER CERTIFICATE
                    FOR TRANSFER FROM RESTRICTED GLOBAL
                      NOTE TO REGULATION S GLOBAL NOTE
                      (Transfers pursuant to SECTION 2.5(c)
                             of the Indenture)

State Street Bank and Trust Company,
as Trustee
Two International Place
Boston, Massachusetts  02110
Attention:  Corporate Trust Department

          Re:  SoftKey International Inc.
               51/2% Senior Convertible
               Notes Due 2000 (the "Notes")

          Reference is hereby made to the Indenture dated as of October 16, 1995 (as supplemented from time to time, the "Indenture") between SoftKey International Inc. and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to U.S.$_________ (being U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof) principal amount of Notes beneficially held through interests in the Restricted Global Note (CUSIP No. 83402NAA7) with DTC in the name of ________(the "Transferor")
account no.       .  The Transferor hereby requests that on [INSERT DATE]
such beneficial interest in the Restricted Global Note be transferred or exchanged for an interest in the Regulation S Global Note (CUSIP (CINS) No. U83395AA8) in the same principal denomination and transfer to (account no. ________). If this is a partial transfer, a minimum amount of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, the Transferor further certifies that:

          (A) (1) the offer of the Notes was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

               (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

               (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     OR

          (B) Such transfer is being made in accordance with Rule 144A under the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meaning set forth in Regulation S under the Securities Act.

Dated: ___________,________________

               [Name of Transferor]

               By: _________________________
                    Name:
                    Title:
                    Telephone No.:

Signatures must be guaran-
teed by an "eligible guar-
antor institution" meeting
the requirements of the
transfer agent, which
requirements include mem-
bership or participation
in STAMP or such other
"signature guarantee pro-
gram" as may be determined
by the transfer agent in
addition to, or in substi-
tution for, STAMP, all in
accordance with the Secu-
rities Exchange Act of
1934, as amended.

______________________________
   Signature Guarantee

Please print name and address (including zip code number)

cc:  SoftKey International Inc.



                                                                   EXHIBIT E

                        FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER FROM REGULATION S GLOBAL
                       NOTE TO RESTRICTED GLOBAL NOTE
                  PRIOR TO EXPIRATION OF RESTRICTED PERIOD
                      (Transfers pursuant to SECTION 2.5(c)
                             of the Indenture)

State Street Bank and Trust Company
as Trustee
Two International Place
Boston, Massachusetts  02110
Attention:  Corporate Trust Department

          Re:  SoftKey International Inc.
               51/2% Senior Convertible
               Notes Due 2000 (the "Notes")

          Reference is hereby made to the Indenture dated as of October 16, 1995 (as supplemented from time to time, the "Indenture") between SoftKey International Inc. and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to U.S.$__________ (being U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof) principal amount of Notes beneficially held through interests in the Regulation S Global Note (CUSIP (CINS) No. U83395AA8) with [Euroclear] [CEDEL] (Common Code No. ________) through the Depositary in the name of _______________ (the
"Transferor") [Euroclear] [CEDEL] account no.       .  The Transferor
hereby requests that on [INSERT DATE] such beneficial interest in the Regulation S Global Note be transferred or exchanged for an interest in the Restricted Global Note (CUSIP No. 83402NAA7) in the same principal denomination and transferred to ______________ (the Depositary account no. ________). If this is a partial transfer, a minimum of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof of the Regulation S Global Note will remain outstanding.

          In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated: ___________,___________

               [Name of Transferor]

               By: ________________________
                    Name:
                    Title:
                    Telephone No.:

Signatures must be guaran-
teed by an "eligible guar-
antor institution" meeting
the requirements of the
transfer agent, which
requirements include mem-
bership or participation
in STAMP or such other
"signature guarantee pro-
gram" as may be determined
by the transfer agent in
addition to, or in substi-
tution for, STAMP, all in
accordance with the Secu-
rities Exchange Act of
1934, as amended.

______________________________
   Signature Guarantee

Please print name and address (including zip code number)

cc:  SoftKey International Inc.



                               ARTICLE II.

                              MISCELLANEOUS

               SECTION 2.1.  Except to the extent specifically
     provided therein, no provision of this First Supplemental
     Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act of 1939, as amended, which amend and supersede provisions of the Indenture, as amended by this First Supplemental Indenture.

               SECTION 2.2.  Nothing in this First Supplemental
     Indenture is intended to or shall provide any rights to any parties other than those expressly contemplated by this First Supplemental Indenture.

               SECTION 2.3. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

               SECTION 2.4. This First Supplemental Indenture shall be deemed to be a contract made under the substantive laws of New York and for all purposes shall be construed in accordance with the substantive laws of New York.

               SECTION 2.5. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 2.6. Except as expressly modified hereby, all the provisions of the Indenture are and shall continue to be in full force and effect. Each reference in the Indenture to "this Indenture", "hereunder", "hereof" and words of like import referring to the Indenture and each reference in any other transaction document relating to the Indenture shall mean the Indenture as amended hereby.


               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested all as of the day and year first above written.

                                        SOFTKEY INTERNATIONAL INC.

                                        By__________________________
                                          Name:
                                          Title:

     Attest:

     ________________________

                                        STATE STREET BANK AND TRUST
                                          COMPANY, as Trustee

                                        By__________________________
                                          Name:
                                          Title:

     Attest:

     ________________________



     STATE OF MASSACHUSETTS   )
                              :  ss.:
     COUNTY OF SUFFOLK        )

               On this ____ day of November, 1995, before me, the undersigned officer, personally appeared _________________, who acknowledged himself to be the ________________ of STATE STREET BANK AND TRUST COMPANY, a Massachusetts corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        ____________________________
                                        Notary Public

     [SEAL]

     STATE OF MASSACHUSETTS   )
                              :  ss.:
     COUNTY OF MIDDLESEX      )

               On this ____ day of November, 1995, before me, the undersigned officer, personally appeared ______________, who acknowledged himself to be the _________________ of SOFTKEY INTERNATIONAL INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        ____________________________
                                        Notary Public

     [SEAL]